Cash and Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2023
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents and Restricted Cash

NOTE 3: CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents and restricted cash consisted of the following:

	June 30, 2023	December 31, 2022
Cash on hand and at banks	$27,780	$32,851
Short-term deposits and highly liquid funds	40,910	45,690
Restricted cash	10	310
Cash and cash equivalents and restricted cash	$68,700	$78,851

Short-term deposits and highly liquid funds relate to amounts held in banks for general financing purposes and represent deposits with an original maturity of less than three months and are included in the condensed consolidated balance sheets under the caption “Cash and cash equivalents”.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Holdings does maintain cash deposits and equivalents in excess of government provided insurance limits. Navios Holdings reduces exposure to credit risk by dealing with a diversified group of major financial institutions.

As of both June 30, 2023 and December 31, 2022, amounts held as security in the form of letters of guarantee or letters of credit are included within restricted cash, and totaled $10. As of December 31, 2022, within restricted cash is also included an amount of $300 as cash collateral in escrow accounts, in relation to certain agreements.